[Graphic Appears Here]                                    [Graphic Appears Here]

                               PRELIMINARY SAMPLE
                               POPULAR ABS 2005-5



                       COMPUTATIONAL MATERIALS DISCLAIMER



The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail

POPULAR ABS 2005-5
FRIEDMAN BILLINGS RAMSEY                                                GROUP IA
================================================================================

------------------------------------------------------------------------------------------------------------
                                                                              Weighted
                                                                   Weighted    Average
                                                  Current   Pct by  Average     Stated   Weighted   Weighted
                                    # of        Principal     Curr    Gross  Remaining    Average    Average
Current Principal Balance ($)      Loans          Balance Prin Bal   Coupon       Term   Orig LTV       FICO
------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                      27     1,133,306.31     0.83    8.783        278      59.81        597
50,000.01 - 100,000.00               253    19,733,945.29    14.41    7.856        339      82.23        623
100,000.01 - 150,000.00              240    30,110,025.12    21.99    7.532        343      84.91        628
150,000.01 - 200,000.00              190    32,997,370.14    24.10    7.180        342      83.26        639
200,000.01 - 250,000.00               99    22,375,717.53    16.34    7.053        346      79.82        644
250,000.01 - 300,000.00               61    16,604,622.49    12.13    7.076        352      83.18        646
300,000.01 - 350,000.00               35    11,168,233.92     8.16    7.162        345      82.50        633
350,000.01 - 400,000.00                4     1,467,889.37     1.07    7.008        358      72.53        653
400,000.01 - 450,000.00                2       867,601.49     0.63    6.702        358      80.00        658
450,000.01 - 500,000.00                1       460,000.00     0.34    6.875        360      72.44        634
------------------------------------------------------------------------------------------------------------
Total:                               912   136,918,711.66   100.00    7.327        344      82.48        635
------------------------------------------------------------------------------------------------------------
Min: $22,974.62
Max: $460,000.00
Average: $150,130.17
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                              Weighted
                                                                   Weighted    Average
                                                  Current   Pct by  Average     Stated   Weighted   Weighted
                                    # of        Principal     Curr    Gross  Remaining    Average    Average
Current Gross Rate                 Loans          Balance Prin Bal   Coupon       Term   Orig LTV       FICO
------------------------------------------------------------------------------------------------------------
5.000 - 5.499                          3       617,372.79     0.45    5.418        311     58.98         723
5.500 - 5.999                         34     7,334,494.96     5.36    5.854        326     72.66         676
6.000 - 6.499                         70    11,985,665.75     8.75    6.309        330     82.53         672
6.500 - 6.999                        232    40,217,303.55    29.37    6.795        345     82.16         660
7.000 - 7.499                        144    21,390,141.86    15.62    7.279        343     85.50         638
7.500 - 7.999                        228    31,948,587.15    23.33    7.739        351     83.67         617
8.000 - 8.499                         71     9,289,230.97     6.78    8.236        356     85.01         603
8.500 - 8.999                         82     9,811,213.68     7.17    8.763        341     82.38         570
9.000 - 9.499                         16     1,384,279.61     1.01    9.252        324     79.41         566
9.500 - 9.999                         21     1,961,089.68     1.43    9.734        338     76.57         560
10.000 - 10.499                        2       279,765.97     0.20   10.338        359     76.18         550
10.500 - 10.999                        5       446,409.56     0.33   10.872        324     70.17         563
11.500 - 11.999                        3       203,194.92     0.15   11.664        357     63.95         550
12.500 - 12.999                        1        49,961.21     0.04   12.500        357     78.13         509
------------------------------------------------------------------------------------------------------------
Total:                               912   136,918,711.66   100.00    7.327        344     82.48         635
------------------------------------------------------------------------------------------------------------
Min: 5.375
Max: 12.500
Weighted Average: 7.327
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

POPULAR ABS 2005-5
FRIEDMAN BILLINGS RAMSEY                                                GROUP IA
================================================================================

------------------------------------------------------------------------------------------------------------
                                                                              Weighted
                                                                   Weighted    Average
                                                  Current   Pct by  Average     Stated   Weighted   Weighted
                                    # of        Principal     Curr    Gross  Remaining    Average    Average
FICO                               Loans          Balance Prin Bal   Coupon       Term   Orig LTV       FICO
------------------------------------------------------------------------------------------------------------
500 - 524                             57     7,598,206.51     5.55    8.475        342      70.94        511
525 - 549                             47     6,476,556.20     4.73    8.279        352      75.78        535
550 - 574                             58     8,127,854.07     5.94    8.098        354      76.70        565
575 - 599                             89    11,723,188.92     8.56    7.544        352      78.32        589
600 - 624                            143    22,561,151.14    16.48    7.376        336      82.52        613
625 - 649                            157    22,699,180.01    16.58    7.239        345      83.33        637
650 - 674                            158    24,837,747.30    18.14    7.102        346      87.05        661
675 - 699                             94    14,887,790.59    10.87    6.885        339      85.29        686
700 - 724                             51     8,330,596.31     6.08    6.789        338      85.90        712
725 - 749                             32     5,051,034.15     3.69    6.707        338      87.68        736
750 - 774                             21     3,442,627.66     2.51    6.768        342      87.19        759
775 - 799                              5     1,182,778.80     0.86    6.439        357      65.48        787
------------------------------------------------------------------------------------------------------------
Total:                               912   136,918,711.66   100.00    7.327        344      82.48        635
------------------------------------------------------------------------------------------------------------
Min: 500
Max: 795
NZ Weighted Average: 635
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
                                                                              Weighted
                                                                   Weighted    Average
                                                  Current   Pct by  Average     Stated   Weighted   Weighted
                                    # of        Principal     Curr    Gross  Remaining    Average    Average
Original LTV                       Loans          Balance Prin Bal   Coupon       Term   Orig LTV       FICO
------------------------------------------------------------------------------------------------------------
5.01 - 10.00                          1         46,000.00     0.03    8.990        180      10.00        590
15.01 - 20.00                         4        235,455.79     0.17    8.858        340      18.69        558
20.01 - 25.00                         2        130,151.69     0.10    8.332        308      22.74        614
25.01 - 30.00                         2        294,595.86     0.22    6.875        358      28.47        568
30.01 - 35.00                         4        316,783.45     0.23    6.911        335      32.68        656
35.01 - 40.00                         7        575,937.44     0.42    7.974        311      36.96        580
40.01 - 45.00                         7      1,386,714.57     1.01    6.637        316      43.14        719
45.01 - 50.00                         8      1,583,924.25     1.16    6.292        357      47.54        640
50.01 - 55.00                         8      1,354,755.86     0.99    6.981        321      53.08        626
55.01 - 60.00                        14      2,391,142.69     1.75    6.955        338      57.83        614
60.01 - 65.00                        27      4,414,851.11     3.22    7.747        344      63.02        589
65.01 - 70.00                        46      7,670,417.46     5.60    7.251        345      68.65        610
70.01 - 75.00                        58      9,934,853.01     7.26    7.408        337      73.79        598
75.01 - 80.00                       292     40,871,143.47    29.85    7.179        346      79.67        633
80.01 - 85.00                       107     15,897,911.95    11.61    7.631        348      84.34        616
85.01 - 90.00                       102     15,198,254.26    11.10    7.440        341      89.55        635
90.01 - 95.00                        59      9,631,263.37     7.03    7.319        344      94.37        658
95.01 - 100.00                      164     24,984,555.43    18.25    7.359        346      99.85        674
------------------------------------------------------------------------------------------------------------
Total:                              912    136,918,711.66   100.00    7.327        344      82.48        635
------------------------------------------------------------------------------------------------------------
Min: 10.00
Max: 100.00
Weighted Average: 82.48
% > 80: 47.99
% > 90: 25.28
% > 95: 18.25
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

POPULAR ABS 2005-5
FRIEDMAN BILLINGS RAMSEY                                                GROUP IA
================================================================================

------------------------------------------------------------------------------------------------------------
                                                                              Weighted
                                                                   Weighted    Average
                                                  Current   Pct by  Average     Stated   Weighted   Weighted
                                    # of        Principal     Curr    Gross  Remaining    Average    Average
Original Term (months)             Loans          Balance Prin Bal   Coupon       Term   Orig LTV       FICO
------------------------------------------------------------------------------------------------------------

120                                    4       333,698.12     0.24    7.720        118      89.56        671
180                                   76     8,983,931.22     6.56    7.060        178      79.78        638
240                                   13     2,247,609.01     1.64    7.018        238      80.92        663
300                                    1       153,674.18     0.11    7.990        298     100.00        674
360                                  818   125,199,799.13    91.44    7.350        358      82.66        634
------------------------------------------------------------------------------------------------------------
Total:                               912   136,918,711.66   100.00    7.327        344      82.48        635
------------------------------------------------------------------------------------------------------------
Min: 120
Max: 360
Weighted Average: 346
------------------------------------------------------------------------------------------------------------
                                                                              Weighted
                                                                   Weighted    Average
                                                  Current   Pct by  Average     Stated   Weighted   Weighted
Stated Remaining                    # of        Principal     Curr    Gross  Remaining    Average    Average
Term (months)                      Loans          Balance Prin Bal   Coupon       Term   Orig LTV       FICO
------------------------------------------------------------------------------------------------------------
61 - 120                               4       333,698.12     0.24    7.720        118      89.56        671
121 - 180                             76     8,983,931.22     6.56    7.060        178      79.78        638
181 - 240                             13     2,247,609.01     1.64    7.018        238      80.92        663
241 - 300                              1       153,674.18     0.11    7.990        298     100.00        674
301 - 360                            818   125,199,799.13    91.44    7.350        358      82.66        634
------------------------------------------------------------------------------------------------------------
Total:                               912   136,918,711.66   100.00    7.327        344      82.48        635
------------------------------------------------------------------------------------------------------------
Min: 117
Max: 360
Weighted Average: 344
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                                                                              Weighted
                                                                   Weighted    Average
                                                  Current   Pct by  Average     Stated   Weighted   Weighted
FRM                                 # of        Principal     Curr    Gross  Remaining    Average    Average
ARM                                Loans          Balance Prin Bal   Coupon       Term   Orig LTV       FICO
------------------------------------------------------------------------------------------------------------
Fixed Rate                           912   136,918,711.66   100.00    7.327        344      82.48        635
------------------------------------------------------------------------------------------------------------
Total:                               912   136,918,711.66   100.00    7.327        344      82.48        635
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                              Weighted
                                                                   Weighted    Average
                                                  Current   Pct by  Average     Stated   Weighted   Weighted
                                    # of        Principal     Curr    Gross  Remaining    Average    Average
Product                            Loans          Balance Prin Bal   Coupon       Term   Orig LTV       FICO
------------------------------------------------------------------------------------------------------------
Fixed 30 yr                          763   115,225,255.09    84.16    7.401        358      82.28        631
Fixed 30 yr - 60mo IO                 55     9,974,544.04     7.29    6.766        358      87.03        668
Balloon 30/15                         31     4,268,626.30     3.12    6.575        178      81.63        653
Fixed 15 yr                           40     4,145,254.92     3.03    7.584        178      76.02        618
Fixed 20 yr                           12     1,917,609.01     1.40    7.023        238      77.64        660
Fixed 15 yr - 60mo IO                  5       570,050.00     0.42    6.874        178      93.24        672
Fixed 10 yr                            4       333,698.12     0.24    7.720        118      89.56        671
Fixed 20 yr - 60mo IO                  1       330,000.00     0.24    6.990        239     100.00        681
Fixed 25 yr                            1       153,674.18     0.11    7.990        298     100.00        674
------------------------------------------------------------------------------------------------------------
Total:                               912   136,918,711.66   100.00    7.327        344      82.48        635
------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

POPULAR ABS 2005-5
FRIEDMAN BILLINGS RAMSEY                                                GROUP IA
================================================================================

------------------------------------------------------------------------------------------------------------
                                                                              Weighted
                                                                   Weighted    Average
                                                  Current   Pct by  Average     Stated   Weighted   Weighted
Prepayment Penalty Original         # of        Principal     Curr    Gross  Remaining    Average    Average
Term (months)                      Loans          Balance Prin Bal   Coupon       Term   Orig LTV       FICO
------------------------------------------------------------------------------------------------------------
500 - 524                             57     7,598,206.51     5.55    8.475        342      70.94        511


0                                    193    23,256,950.79    16.99    7.658        341      83.48        620
6                                      1       123,080.32     0.09    7.890        358      85.00        646
12                                   138    27,194,628.45    19.86    7.347        347      72.50        622
24                                    90    14,181,764.08    10.36    7.011        350      82.68        646
36                                   490    72,162,288.02    52.70    7.275        342      85.87        643
------------------------------------------------------------------------------------------------------------
Total:                               912   136,918,711.66   100.00    7.327        344      82.48        635
------------------------------------------------------------------------------------------------------------
Loans with Penalty: 83.01
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                              Weighted
                                                                   Weighted    Average
                                                  Current   Pct by  Average     Stated   Weighted   Weighted
                                    # of        Principal     Curr    Gross  Remaining    Average    Average
Lien                               Loans          Balance Prin Bal   Coupon       Term   Orig LTV       FICO
------------------------------------------------------------------------------------------------------------
First Lien                           912   136,918,711.66   100.00    7.327        344      82.48        635
------------------------------------------------------------------------------------------------------------
Total:                               912   136,918,711.66   100.00    7.327        344      82.48        635
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                              Weighted
                                                                   Weighted    Average
                                                  Current   Pct by  Average     Stated   Weighted   Weighted
                                    # of        Principal     Curr    Gross  Remaining    Average    Average
Documentation Type                 Loans          Balance Prin Bal   Coupon       Term   Orig LTV       FICO
------------------------------------------------------------------------------------------------------------
Full Doc                             692   100,771,874.51    73.60    7.318        343      84.85        632
SI                                   217    35,577,160.97    25.98    7.363        348      76.13        645
Alt Doc                                2       329,946.14     0.24    7.760        357      69.75        594
Lite Doc                               1       239,730.04     0.18    5.375        236      43.60        747
------------------------------------------------------------------------------------------------------------
Total:                               912   136,918,711.66   100.00    7.327        344      82.48        635
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                              Weighted
                                                                   Weighted    Average
                                                  Current   Pct by  Average     Stated   Weighted   Weighted
                                    # of        Principal     Curr    Gross  Remaining    Average    Average
Loan Purpose                       Loans          Balance Prin Bal   Coupon       Term   Orig LTV       FICO
------------------------------------------------------------------------------------------------------------
Cashout Refinance                    750   115,970,208.60    84.70    7.326        342      81.96        633
Rate/Term Refinance                   72    11,109,749.78     8.11    7.109        352      86.03        652
Purchase                              90     9,838,753.28     7.19    7.584        351      84.54        649
------------------------------------------------------------------------------------------------------------
Total:                               912   136,918,711.66   100.00    7.327        344      82.48        635
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                              Weighted
                                                                   Weighted    Average
                                                  Current   Pct by  Average     Stated   Weighted   Weighted
                                    # of        Principal     Curr    Gross  Remaining    Average    Average
Property Type                      Loans          Balance Prin Bal   Coupon       Term   Orig LTV       FICO
------------------------------------------------------------------------------------------------------------
Single Family Detached               832   122,557,148.18    89.51    7.331        343      83.17        635
Duplex                                45     8,764,773.13     6.40    7.215        351      73.54        638
Condominium                           26     3,852,788.74     2.81    7.474        348      81.73        639
Triplex                                5     1,004,491.07     0.73    6.814        358      84.72        681
Quadruplex                             2       443,596.64     0.32    8.169        358      81.74        640
Townhouse                              2       295,913.90     0.22    7.674        360      64.01        619
------------------------------------------------------------------------------------------------------------
Total:                               912   136,918,711.66   100.00    7.327        344      82.48        635
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

POPULAR ABS 2005-5
FRIEDMAN BILLINGS RAMSEY                                                GROUP IA
================================================================================

------------------------------------------------------------------------------------------------------------
                                                                              Weighted
                                                                   Weighted    Average
                                                  Current   Pct by  Average     Stated   Weighted   Weighted
                                    # of        Principal     Curr    Gross  Remaining    Average    Average
Occupancy Type                     Loans          Balance Prin Bal   Coupon       Term   Orig LTV       FICO
------------------------------------------------------------------------------------------------------------
Owner-Occupied                       854   129,252,674.21    94.40    7.307        343      82.99        633
Non-Owner Occupied                    58     7,666,037.45     5.60    7.669        351      73.82        667
------------------------------------------------------------------------------------------------------------
Total:                               912   136,918,711.66   100.00    7.327        344      82.48        635
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                              Weighted
                                                                   Weighted    Average
                                                  Current   Pct by  Average     Stated   Weighted   Weighted
                                    # of        Principal     Curr    Gross  Remaining    Average    Average
State                              Loans          Balance Prin Bal   Coupon       Term   Orig LTV       FICO
------------------------------------------------------------------------------------------------------------
New York                             122    25,170,548.61    18.38    7.300        347      70.61        624
Florida                               58     9,323,997.57     6.81    7.358        350      82.13        638
Maryland                              40     8,553,664.12     6.25    6.819        352      83.86        649
Michigan                              60     8,347,541.88     6.10    7.204        346      89.95        661
Ohio                                  51     6,559,872.55     4.79    7.063        337      92.21        662
Indiana                               55     5,905,604.55     4.31    7.568        344      87.71        635
Pennsylvania                          44     5,812,980.89     4.25    7.382        343      86.24        638
North Carolina                        46     5,438,107.76     3.97    7.518        338      87.71        636
Virginia                              34     5,095,611.33     3.72    7.202        340      83.71        642
Georgia                               37     4,601,060.54     3.36    7.717        342      86.80        620
South Carolina                        29     3,775,097.86     2.76    7.603        354      84.25        618
Illinois                              21     3,613,905.80     2.64    7.481        358      89.80        630
Arizona                               23     3,578,970.73     2.61    7.339        336      79.21        624
Tennessee                             27     3,532,580.75     2.58    6.975        300      90.98        664
California                            18     3,239,812.35     2.37    6.693        337      70.55        659
New Jersey                            16     3,214,522.30     2.35    7.301        358      78.68        622
Massachusetts                         13     2,981,072.79     2.18    7.461        359      80.31        594
Texas                                 32     2,633,431.95     1.92    8.225        329      79.83        605
Kentucky                              16     2,446,412.64     1.79    7.192        344      89.04        658
Missouri                              16     2,341,766.06     1.71    7.317        349      91.60        672
Alabama                               16     2,241,687.32     1.64    7.268        336      85.61        641
Kansas                                22     2,165,789.36     1.58    7.495        297      90.59        642
Connecticut                           11     1,869,245.00     1.37    7.352        339      74.50        603
Arkansas                              15     1,482,028.17     1.08    8.041        326      81.91        600
Colorado                               8     1,388,212.97     1.01    7.118        358      88.02        669
Washington                             8     1,386,896.44     1.01    7.225        358      83.90        642
Iowa                                  13     1,366,435.88     1.00    7.531        358      89.16        648
Wisconsin                              9     1,344,573.83     0.98    7.233        340      90.15        662
Rhode Island                           6     1,301,955.45     0.95    7.479        359      83.44        596
Minnesota                              6       857,130.02     0.63    6.716        315      79.27        647
Oregon                                 4       819,635.11     0.60    7.728        357      75.21        557
New Mexico                             7       794,428.38     0.58    8.170        358      82.67        582
Nebraska                               6       683,411.53     0.50    7.857        327      95.03        648
Nevada                                 3       637,822.07     0.47    7.880        358      83.04        647
Delaware                               4       583,474.36     0.43    7.105        359      89.93        637
Oklahoma                               6       569,705.13     0.42    8.071        359      81.61        586
Idaho                                  3       336,313.46     0.25    8.237        359      76.26        565
Utah                                   3       321,790.93     0.24    6.984        358      77.58        651
Maine                                  2       280,226.76     0.20    7.081        227      75.23        636
Vermont                                1       223,445.83     0.16    6.999        357      54.90        529
North Dakota                           1        97,940.63     0.07    8.500        359      84.85        525
------------------------------------------------------------------------------------------------------------
Total:                               912   136,918,711.66   100.00    7.327        344      82.48        635
------------------------------------------------------------------------------------------------------------
Top 3 Zip Code: 11207(0.73551%),10466(0.65232%),11717(0.56619%)
Number of States: 41

Gross Margin

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This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

POPULAR ABS 2005-5
FRIEDMAN BILLINGS RAMSEY                                                GROUP IA
================================================================================

Minimum Interest rate

Maximum Interest Rate

Initial Periodic Rate Cap

Subsequent Periodic Rate Cap














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This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.